EXHIBIT 99.2


                                  CERTIFICATION

     I, L. Ray Adams, Vice President-Finance, Chief Financial Officer and Treasurer of New CF&I, Inc. and CF&I Steel, L.P., certify that, to the best of my knowledge, the Form 10-Q for the quarterly period ended June 30, 2002 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Form 10-Q for the quarterly period ended June 30, 2002 fairly presents, in all material respects, the financial condition and results of operations of New CF&I, Inc. and CF&I Steel, L.P.

     This Certification is not being "filed" as part of the Form 10-Q for the quarterly period ended June 30, 2002.



     /s/ L. Ray Adams
     ---------------------------------------
     L. Ray Adams
     Vice President-Finance,
     Chief Financial Officer, and Treasurer